                           PLAN UNDER SECTION 18F-3(D)
                    AMENDED AND RESTATED AS OF APRIL 6, 2010

Filed pursuant to Item 23(n) of Form N-1A

                                   SECTION I.
                       FOR THE FUNDS LISTED IN SCHEDULE I
(THOSE WITH SOME COMBINATION OF CLASSES A, B, C, I, R2, R3, R4, R5, W, Y AND Z)

SEPARATE ARRANGEMENTS

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;
(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

SALES CHARGES

                                  FIXED INCOME* AND                          MONEY MARKET
               EQUITY FUNDS       ALTERNATIVE FUNDS       FIXED INCOME*          FUNDS
           -------------------   -------------------   -------------------   ------------
Class A    5.75% initial sales   4.75% initial sales   3.00% initial sales     No sales
             charge waived or      charge waived or      charge waived or       charge.
           reduced for certain   reduced for certain   reduced for certain
                purchases.            purchases.            purchases.
Class B    Contingent deferred sales charge ranging from 5% down to 0% after six years.
Class C    Contingent deferred sales charge of 1% on redemptions of shares held for one year or less.
Class I    No sales charge
Class R2   No sales charge
Class R3   No sales charge
Class R4   No sales charge
Class R5   No sales charge
Class W    No sales charge
Class Y    No sales charge
Class Z    No sales charge

*    The following fixed income funds have a 3.00% Class A initial sales charge:
     Absolute Return Currency Income, Floating Rate Inflation Protected Securities, Intermediate Tax-Exempt, Limited Duration Bond and Short Duration U.S. Government.

EXPENSE ALLOCATION PROCEDURES

Ameriprise Financial, Inc. ("Ameriprise Financial"), as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for plan administration services fees, 12b-1 fees, transfer agent fees and any other class specific fees, which shall be paid directly by the applicable class as follows:

PLAN ADMINISTRATION SERVICES FEE:

Class A    None
Class B    None
Class C    None
Class I    None
Class R2   25 basis points
Class R3   25 basis points
Class R4   25 basis points
Class R5   None
Class Y    15 basis points
Class Z    None

12B-1 FEE:

                                                          MONEY MARKET FUNDS
                                                 -----------------------------------
                              FIXED INCOME AND                         RIVERSOURCE
                                 ALTERNATIVE     RIVERSOURCE CASH   GOVERNMENT MONEY
             EQUITY FUNDS           FUNDS         MANAGEMENT FUND      MARKET FUND
           ----------------   ----------------   ----------------   ----------------
Class A     25 basis points    25 basis points    10 basis points    25 basis points
Class B    100 basis points   100 basis points    85 basis points   100 basis points
Class C    100 basis points   100 basis points    75 basis points   100 basis points
Class I          None               None               None                N/A
Class R2    50 basis points    50 basis points    50 basis points    50 basis points
Class R3    25 basis points    25 basis points          N/A                N/A
Class R4         None               None                N/A                N/A
Class R5         None               None               None               None
Class W     25 basis points    25 basis points    10 basis points          N/A
Class Y          None               None               None                N/A
Class Z           N/A               N/A                None                N/A

TRANSFER AGENT FEE:

The annual fee is as follows:

                             FIXED INCOME
                                  AND
                              ALTERNATIVE      MONEY MARKET
            EQUITY FUNDS         FUNDS            FUNDS
           --------------   --------------   ---------------
Class A    $19.50/account   $20.50/account    $22.00/account
Class B    $20.50/account   $21.50/account    $23.00/account
Class C    $20.00/account   $21.00/account    $22.50/account
Class I                          None
Class R2       5 basis points of average daily net assets
Class R3       5 basis points of average daily net assets
Class R4       5 basis points of average daily net assets
Class R5       5 basis points of average daily net assets
Class W       20 basis points of average daily net assets
Class Y        5 basis points of average daily net assets
Class Z          N/A                         20 basis points
                                                of average
                                                daily net
                                                  assets

The allocation of transfer agent fees is made as follows:

     FOR CLASSES A, B, AND C

     1. A base fee, equal to the per account fee assessed to Class A, is multiplied by the total number of accounts in the three classes (A, B, and C). For example, the base fee for an equity fund is $19.50 times the total number of accounts in the three classes (A, B, and C). The total base fee for the three classes (A, B, and C) is then allocated between the three classes (A, B, and C) based on the average daily net assets of the respective classes.

     2. For Classes B and C, an additional fee, equal to the difference between the per account fee listed in the table above and the base fee, is multiplied times the number of accounts in the class. For example, the additional fee attributable to Class B shares in an equity fund is $1.00 per account ($20.50 minus $19.50) times the number of Class B accounts.

     3. For Classes A, B and C, an annual direct-at-fund per account surcharge is $3.00 per account.

     FOR CLASS I, there is no transfer agent fee.

     FOR CLASS R2, R3, R4 AND R5 the fee is 5 basis points based on average daily net assets of the applicable class.

     FOR CLASS W, the fee is 20 basis points based on average daily net assets of Class W.

     FOR CLASS Y, the fee is 5 basis points based on average daily net assets of Class Y.

     FOR CLASS Z, the fee is 20 basis points based on average daily net assets of Class Z.

Should an expense of a class be waived or reimbursed, Ameriprise Financial first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of Ameriprise Financial.

EXCHANGE PRIVILEGES

Shares of a class may be exchanged for shares of the same class of another Fund that is part of the RiverSource Funds, including RiverSource Partners funds, Threadneedle funds and Seligman funds ("RiverSource Funds").

For Funds that invest in and own shares of other RiverSource Funds (Funds of Funds), Class A shares of a Fund may be exchanged for Class I shares of the same Fund.

CONVERSION PRIVILEGES

Class B shares, including a proportionate amount of shares acquired through reinvestment of distributions, will convert into Class A shares one month after the eighth anniversary of ownership at relative net asset values without the imposition of any fee.

                                   SECTION II.
                       FOR THE FUNDS LISTED IN SCHEDULE II
                          (THOSE WITH CLASSES D AND E)

SEPARATE ARRANGEMENTS

Each class of shares will represent interests in the same portfolio of investments of the Fund and be identical except those differences that relate to
(a) the impact of the disproportionate payments made under the Rule 12b-1 plan;
(b) the impact of the disproportionate payments made because of service fees;

(c) the differences in class expenses including transfer agent fees and any other expense determined by the board to be a class expense; and (d) the difference in voting rights on the 12b-1 plan, exchange privileges and class designations. The current classes of shares are as follows:

     Class D shares
     Class E shares

EXPENSE ALLOCATION PROCEDURES

Ameriprise Financial, as the Fund's administrator, on a daily basis shall allocate the income, expenses, and realized and unrealized gains and losses of the Fund on the basis of the relative percentage of net assets of each class of shares, except class specific expenses for plan administration services fees, 12b-1 fees, transfer agent fees, and any other class specific fee, which shall be paid directly by the applicable class as follows:

PLAN ADMINISTRATION SERVICES FEE:

Class D   None
Class E   15 basis points

12B-1 FEE:

Class D   25 basis points of average daily net assets
Class E                       None

TRANSFER AGENCY SERVICES FEE:

For CLASS D, the fee is $19.50 multiplied by the total number of accounts for Class D.
For CLASS E, the fee is 5 basis points based on average daily net assets of Class E.

Should an expense of a class be waived or reimbursed, Ameriprise Financial first will determine that the waiver or reimbursement will not result in another class subsidizing the class, is fair and equitable to all classes and does not operate to the detriment of another class and then shall monitor the implementation and operation to assure the waiver or reimbursement operates consistent with the determination. The board shall monitor the actions of Ameriprise Financial.

EXCHANGE PRIVILEGES

Shares of a class may be exchanged for shares of the same class of another fund that is part of the RiverSource Funds.

SCHEDULE I

                                                       DATED AS OF APRIL 6, 2010

          FUNDS WITH CLASSES A, B, C, I, R2, R3, R4, R5, W, Y AND/OR Z

EQUITY FUNDS

                                                                                CLASSES
                                                       ---------------------------------------------------------
                        FUNDS                           A     B     C     I     R2    R3    R4    R5    W     Y
                        -----                          ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Dimensions Series, Inc.
   RiverSource Disciplined Small and Mid Cap Equity      A     B     C     I    --    --    R4    --     W    --
   RiverSource Disciplined Small Cap Value               A     B     C     I    R2    R3    R4    R5    --    --
RiverSource Equity Series, Inc.
    RiverSource Mid Cap Growth                           A     B     C     I    R2    R3    R4    R5    --    --
RiverSource Global Series, Inc.
   Threadneedle Emerging Markets                         A     B     C     I    R2    --    R4    R5    --    --
   Threadneedle Global Equity                            A     B     C     I    R2    R3    R4    R5     W    --
   Threadneedle Global Equity Income                     A     B     C     I    R2    R3    R4    R5    --    --
   Threadneedle Global Extended Alpha                    A     B     C     I    R2    R3    R4    R5    --    --
RiverSource International Series, Inc.
   RiverSource Disciplined International Equity          A     B     C     I    R2    R3    R4    R5     W    --
   Threadneedle Asia Pacific                            --    --    --    --    --    --    --    R5    --    --
   Threadneedle European Equity                          A     B     C     I    --    --    R4    --    --    --
   Threadneedle International Opportunity                A     B     C     I    R2    R3    R4    R5    --    --
RiverSource International Managers Series, Inc.
   RiverSource Partners International Select Growth      A     B     C     I    R2    --    R4    R5    --    --
   RiverSource Partners International Select Value       A     B     C     I    --    --    R4    --    --    --
   RiverSource Partners International Small Cap          A     B     C     I    R2    --    R4    R5    --    --
RiverSource Investment Series, Inc.
   RiverSource Balanced                                  A     B     C    --    R2    --    R4    R5    --    --
   RiverSource Disciplined Large Cap Growth              A     B     C     I    R2    R3    R4    R5     W    --
   RiverSource Disciplined Large Cap Value               A     B     C     I    R2    R3    R4    R5     W    --
   RiverSource Diversified Equity Income                 A     B     C     I    R2    R3    R4    R5     W    --
   RiverSource Mid Cap Value                             A     B     C     I    R2    R3    R4    R5     W    --
RiverSource Large Cap Series, Inc.
    RiverSource Disciplined Equity                       A     B     C     I    R2    R3    R4    R5     W    --
RiverSource Managers Series, Inc.
   RiverSource Partners Fundamental Value                A     B     C     I    --    --    R4    --    --    --
   RiverSource Partners Small Cap Value                  A     B     C     I    R2    R3    R4    R5    --    --
RiverSource Market Advantage Series, Inc.
   RiverSource Portfolio Builder Aggressive              A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder Moderate                A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder Moderate Aggressive     A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder Total Equity            A     B     C    --    --    --    R4    --    --    --
   RiverSource Small Company Index                       A     B    --    --    --    --    R4    --    --    --
RiverSource Sector Series, Inc.
   RiverSource Dividend Opportunity                      A     B     C     I    R2    R3    R4    R5     W    --
   RiverSource Real Estate                               A     B     C     I    --    --    R4    --     W    --
RiverSource Selected Series, Inc.
   RiverSource Precious Metals and Mining                A     B     C     I    --    --    R4    --    --    --
RiverSource Series Trust
   RiverSource 120/20 Contrarian Equity                  A     B     C     I    --    --    --    R5    --    --
   RiverSource Recovery and Infrastructure               A     B     C     I    R2    R3    R4    R5    --    --
   RiverSource Retirement Plus 2010                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2015                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2020                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2025                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2030                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2035                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2040                      A    --    --    --    R2    R3    R4    R5    --    Y
   RiverSource Retirement Plus 2045                      A    --    --    --    R2    R3    R4    R5    --    Y

                                                                                CLASSES
                                                       ---------------------------------------------------------
                       FUNDS                            A     B     C     I     R2    R3    R4    R5    W     Y
                       -----                           ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Strategic Allocation Series, Inc.
   RiverSource Strategic Allocation                      A     B     C     I    R2    R3    R4    R5    --    --
RiverSource Strategy Series, Inc.
   RiverSource Equity Value                              A     B     C     I    R2    R3    R4    R5     W    --

                                                                                CLASSES
                                                       ---------------------------------------------------------
                       FUNDS                            A     B     C     I     R2    R3    R4    R5    W     Y
                       -----                           ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Seligman Capital Fund, Inc.                              A     B     C     I    R2    R3    R4    R5    --    --
Seligman Communications and Information Fund, Inc.       A     B     C     I    R2    R3    R4    R5    --    --
Seligman Frontier Fund, Inc.                             A     B     C     I    R2    R3    R4    R5    --    --
Seligman Global Fund Series, Inc.
   Seligman Global Technology                            A     B     C     I    R2    R3    R4    R5    --    --
Seligman Growth Fund, Inc.                               A     B     C     I    R2    R3    R4    R5    --    --
Seligman LaSalle Real Estate Fund Series, Inc.
   RiverSource LaSalle Global Real Estate                A    --     C     I    R2    R3    R4    R5    --    --
   RiverSource LaSalle Monthly Dividend Real Estate      A     B     C     I    R2    R3    R4    R5    --    --
Seligman TargetHorizon ETF Portfolios, Inc.
   Seligman TargETFund 2045                              A    --     C    --    R2    --    --    --    --    --
   Seligman TargETFund 2035                              A    --     C    --    R2    --    --    --    --    --
   Seligman TargETFund 2025                              A    --     C    --    R2    --    --    --    --    --
   Seligman TargETFund 2015                              A    --     C    --    R2    --    --    --    --    --
   Seligman TargETFund Core                              A    --     C    --    R2    --    --    --    --    --
Seligman Value Fund Series, Inc.
   Seligman Large-Cap Value                              A     B     C     I    R2    R3    R4    R5    --    --
   Seligman Smaller-Cap Value                            A     B     C     I    R2    R3    R4    R5    --    --

FIXED INCOME AND ALTERNATIVE FUNDS

                                                                                CLASSES
                                                       ---------------------------------------------------------
                       FUNDS                            A     B     C     I     R2    R3    R4    R5    W     Y
                       -----                           ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Bond Series, Inc.
   RiverSource Floating Rate                             A     B     C     I    --    --    R4    R5     W    --
   RiverSource Income Opportunities                      A     B     C     I    --    --    R4    R5    --    --
   RiverSource Inflation Protected Securities            A     B     C     I    R2    --    R4    R5     W    --
   RiverSource Limited Duration Bond                     A     B     C     I    --    --    R4    --     W    --
RiverSource California Tax-Exempt Trust
   RiverSource California Tax-Exempt                     A     B     C    --    --    --    --    --    --    --
RiverSource Diversified Income Series, Inc.
   RiverSource Diversified Bond                          A     B     C     I    R2    R3    R4    R5     W    --
RiverSource Global Series, Inc.
   RiverSource Absolute Return Currency and Income       A     B     C     I    --    --    R4    R5     W    --
   RiverSource Emerging Markets Bond                     A     B     C     I    --    --    R4    --     W    --
   RiverSource Global Bond                               A     B     C     I    R2    R3    R4    R5     W    --
RiverSource Government Income Series, Inc.
   RiverSource Short Duration U.S. Government            A     B     C     I    R2    --    R4    --     W    --
   RiverSource U.S. Government Mortgage                  A     B     C     I    --    --    R4    --    --    --
RiverSource High Yield Income Series, Inc.
    RiverSource High Yield Bond                          A     B     C     I    R2    R3    R4     R5    W    --
RiverSource Income Series, Inc.
   RiverSource Income Builder Basic Income               A     B     C    --    --    --    R4    --    --    --
   RiverSource Income Builder Moderate Income            A     B     C    --    --    --    R4    --    --    --
   RiverSource Income Builder Enhanced Income            A     B     C    --    --    --    R4    --    --    --
RiverSource Market Advantage Series, Inc.
   RiverSource Portfolio Builder Conservative            A     B     C    --    --    --    R4    --    --    --
   RiverSource Portfolio Builder Moderate
       Conservative                                      A     B     C    --    --    --    R4    --    --    --
RiverSource Special Tax-Exempt Series Trust
   RiverSource Minnesota Tax-Exempt                      A     B     C    --    --    --    --    --    --    --
   RiverSource New York Tax-Exempt                       A     B     C    --    --    --    --    --    --    --
RiverSource Strategic Allocation Series, Inc.
   RiverSource Strategic Income Allocation               A     B     C    --    R2    R3    R4    R5    --    --

                                                                                CLASSES
                                                       ---------------------------------------------------------
                       FUNDS                            A     B     C     I     R2    R3    R4    R5    W     Y
                       -----                           ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Tax-Exempt Income Series, Inc.
   RiverSource Tax-Exempt High Income                    A     B     C    --    --    --    --    --    --    --
RiverSource Tax-Exempt Series, Inc.
   RiverSource Intermediate Tax-Exempt                   A     B     C    --    --    --    --    --    --    --
   RiverSource Tax-Exempt Bond                           A     B     C    --    --    --    --    --    --    --

                                                                                CLASSES
                                                       ---------------------------------------------------------
                       FUNDS                            A     B     C     I     R2    R3    R4    R5    W     Y
                       -----                           ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Seligman Municipal Fund Series, Inc.
   Seligman Minnesota Municipal Class (Minnesota
      Fund)                                              A    --     C    --    --    --    --    --    --    --
   Seligman New York Municipal Class (New York Fund)     A    --     C    --    --    --    --    --    --    --
   Seligman National Municipal Class (National           A    --     C    --    --    --    --    --    --    --
   Municipal Fund)
Seligman Municipal Series Trust
   Seligman California Municipal High Yield Series       A    --     C    --    --    --    --    --    --    --
   Seligman California Municipal Quality Series          A    --     C    --    --    --    --    --    --    --

MONEY MARKET FUNDS

                                                                                   CLASSES
                                                       ---------------------------------------------------------------
                       FUNDS                            A     B     C     I    R2    R3    R4    R5     W     Y     Z
                       -----                           ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
RiverSource Money Market Series, Inc.
   RiverSource Cash Management                           A     B     C     I    R2    --    --    R5     W     Y     Z
RiverSource Government Money Market Fund, Inc.           A     B     C    --    R2    --    --    R5    --    --    --

SCHEDULE II

                           FUNDS WITH CLASSES D AND E

RiverSource Market Advantage Series, Inc.
   RiverSource S&P 500 Index Fund